UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/22/2008

EARTHLINK, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15605

Delaware	58-2511877
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 815-0770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2008, EarthLink, Inc. (the "Company") announced that Craig I. Forman, Chief Product Officer, and the Company have agreed that Mr. Forman's employment with the Company will terminate during the second quarter of 2009. This arrangement is part of the Company's ongoing substantial reduction of its sales and marketing efforts resulting from its refocused strategy.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.

Date: December 22, 2008	By:	/s/ Samuel R. DeSimone, Jr.
Samuel R. DeSimone, Jr.
General Counsel